                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 27, 2004



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

                           MICHIGAN                                             38-1999511
(State or other jurisdiction of incorporation or organization)     (I.R.S. Employer Identification No.)

            25505 W. TWELVE MILE ROAD, SUITE 3000
                     SOUTHFIELD, MICHIGAN                                       48034-8339
           (Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (248) 353-2700

ITEM 9. REGULATION FD DISCLOSURE.

    Credit Acceptance Corporation is furnishing materials, included as Exhibit
99.1 to this report, which were prepared for inclusion on its investor relations website. Credit Acceptance Corporation is not undertaking to update these materials. This report should not be deemed an admission as to the materiality of any information contained in the presentation.

    The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

    Refer to the information furnished under Item 9.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDIT ACCEPTANCE CORPORATION
                                        (Registrant)

                                        By: /s/ Douglas W. Busk
                                        -----------------------
                                        Douglas W. Busk
                                        Chief Financial Officer and Treasurer
                                        January 27, 2004

                                INDEX OF EXHIBITS


EXHIBIT NO.                                          DESCRIPTION
-----------                                          -----------

    99.1        Website Materials added to website on or about January 27, 2004.